                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 11, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533               74-2830661
-------------------------------     -------------------     -------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

The disclosure under "Item 8.01 Other Events" with respect to the Company's discussions with the New York Stock Exchange ("NYSE") is incorporated herein by reference.

Item 8.01 Other Events

The Company announced that it will not be able to pay a dividend on its common stock with respect to its 2006 taxable income as previously announced on July
16, 2007, and as a result the Company's status as a REIT will terminate, retroactive to January 1, 2006. As a result of the Company's change in corporate structure, the Company is currently reviewing the NYSE listing requirements applicable to companies other than REITs and is engaged in continuing discussions with the NYSE.

A copy of the press release announcing these matters is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

References to the Company's website do not incorporate by reference the information on the Company's website into this Current Report, and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

99.1           Press Release, dated September 17, 2007, "NovaStar Financial,
               Inc. Will Not Distribute REIT Dividend After Market Changes Make
               New Issue of Preferred Securities Not Possible."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  September 17, 2007                 /s/ Gregory S. Metz
                                       -----------------------------------------
                                          Gregory S. Metz
                                          Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document

99.1           Press Release, dated September 17, 2007, "NovaStar Financial,
               Inc. Will Not Distribute REIT Dividend After Market Changes Make
               New Issue of Preferred Securities Not Possible."